UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

Carter’s, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Phipps Tower,

3438 Peachtree Road NE, Suite 1800

Atlanta, Georgia 30326

(Address of principal executive offices, including zip code)

(678) 791-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2017, Carter’s, Inc. (the “Company”) filed with the Delaware Secretary of State’s Office an Amended and Restated Certificate of Incorporation which effectuated an amendment approved at the Company’s Annual Meeting of Shareholders on May 17, 2017 (the “Annual Meeting”) to declassify the Board of Directors and to allow for the annual election of all directors beginning at the next Annual Meeting of Shareholders. The Company’s shareholders also approved a related proposal to amend the Company’s By-laws to delete references to a classified Board structure. Each proposal was disclosed in the Company’s 2017 proxy statement filed with the Securities and Exchange Commission. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference, and a copy of the Amended and Restated By-laws is attached hereto as Exhibit 3.2 and incorporated herein by reference. Results of the shareholder vote for each proposal are more specifically described in Item 5.07 below.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of shareholders at the Annual Meeting.

1. Election of Directors

Each of Amy Woods Brinkley, Michael D. Casey, A. Bruce Cleverly, and Jevin S. Eagle was elected as a Class II Director. The voting results were as follows:

Nominee	Total votes for	Total votes against	Total votes abstained	Broker non-votes
Amy Woods Brinkley	41,044,876	442,183	32,083	2,418,184
Michael D. Casey	39,889,025	1,395,305	234,812	2,418,184
A. Bruce Cleverly	40,689,909	797,022	32,211	2,418,184
Jevin S. Eagle	41,042,969	443,952	32,221	2,418,184

2. Advisory Vote on Executive Compensation for Named Executive Officers

The shareholders of the Company approved, on an advisory basis, the 2016 compensation awarded to the Company’s named executive officers as disclosed in the Company’s proxy statement filed in connection with the Annual Meeting. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
40,559,133	912,265	47,744	2,418,184

3. Advisory Vote on the Frequency of the “say-on-pay” Vote

The shareholders of the Company recommended that the “say-on-pay” vote be taken every year. The voting results were as follows:

One Year	Two Years	Three Years	Total Votes abstained	Broker non-votes
37,245,850	134,646	4,103,108	35,538	2,418,184

4. Amendments to the Certificate of Incorporation and By-laws to Declassify the Company’s Board of Directors

The shareholders of the Company approved amendments to the Company’s Certificate of Incorporation and By-laws that serve to declassify the Board of Directors and allow for the annual election of all directors. The voting results were as follows:

4A.	Amendment to Article X of the Company’s Certificate of Incorporation:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
41,481,319	27,481	10,342	2,418,184

4B.	Amendment to Article 2 of the Company’s By-laws:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
41,450,492	27,543	41,107	2,418,184

5. Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained
43,484,566	417,509	35,251

Item 9.01.	Financial Statements and Exhibits.

Exhibits – The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Carter’s, Inc.

3.2	Amended and Restated By-laws of Carter’s, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2017

CARTER’S, INC.

By:	/s/ Michael C. Wu
Name:	Michael C. Wu
Title:	Senior Vice President, General Counsel and Secretary